UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2015

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 17, 2015, American Financial Group, Inc. (the "Registrant") closed the underwritten public offering (the "Offering") of $150,000,000 in aggregate principal amount of 6% Subordinated Debentures due 2055 (the "Debentures").  The Debentures were issued under an Indenture dated as of September 23, 2014 between the Registrant and U.S. Bank National Association, as Trustee, as supplemented by the Second Supplemental Indenture dated as of November 17, 2015.  The Debentures have been registered under the Securities Act of 1933 (the "Act") pursuant to a registration statement on Form S-3 (File No. 333-202421) (such registration statement, as amended, including all documents incorporated therein by reference, being herein after referred to as the "Registration Statement") previously filed with the Securities and Exchange Commission on March 2, 2015 under the Act.
For a description of the Debentures, see the materials set forth in the section captioned "Description of Debt Securities" in the Registration Statement and the materials set forth in the section captioned "Description of Debentures" in the Prospectus Supplement of the Registrant dated November 9, 2015 and filed with the Commission on November 10, 2015 pursuant to Rule 424(b) under the Act, which is incorporated in this Current Report on Form 8-K by reference.
 The Indenture is incorporated by reference as Exhibit 4.1, the Second Supplemental Indenture is incorporated by reference as Exhibit 4.2 and a specimen copy of the Debentures is incorporated by reference as Exhibit 4.3, respectively, in this Current Report on Form 8-K.  The foregoing description of the Debentures and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated in this Current Report on Form 8-K by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01                          Financial Statements and Exhibits.
(d)  Exhibits.
4.1
Subordinated Debt Securities Indenture dated as of September 23, 2014, between the Registrant, as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on September 23, 2014).

4.2
Form of Second Supplemental Indenture dated as of November 17, 2015 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on November 13, 2015).

4.3	Form of 6% Debentures due 2055 (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on November 13, 2015).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 17, 2015	AMERICAN FINANCIAL GROUP, INC. By: /s/ Mark A. Weiss Mark A. Weiss Vice President